UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2004 (April 21, 2004)

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3380 Central Expressway, Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

(408) 731-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit Number	Description

99.1	Press Release issued by Affymetrix, Inc. dated April 21, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, Affymetrix, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the quarter ended March 31, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished in Item 12 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into Affymetrix’ filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

	By:	/s/ Barbara A. Caulfield
Name: Barbara A. Caulfield
Title: Executive Vice President and General Counsel
Date: April 21, 2004

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Affymetrix, Inc. dated April 21, 2004.

3